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                                                                  EXHIBIT 10(r)

                           SECOND AMENDMENT AGREEMENT

        SECOND AMENDMENT AGREEMENT, dated as of March 10, 1997, (the "Amendment"), between Sun Television and Appliances, Inc. (the "Borrower"), The CIT Group/Business Credit, Inc., as Administrative Agent, and a Lender, National City Commercial Finance, Inc., as Co-Agent and a Lender, IBJ Schroder Bank & Trust Company (collectively, the "Lenders").

        WHEREAS, the Borrower, the Administrative Agent and the Co-Agent are parties to that certain Revolving Credit Agreement dated as of December 19, 1996, as amended (the "Loan Agreement"); and

        WHEREAS, Borrower and Lender have agreed to clarify the definition of "Borrowing Base" to make it consistent with the Borrowing Base Certificate required to be delivered by the Borrower under the Loan Agreement, to clarify the manner in which the Letter of Credit Fee is calculated.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. The definition of "Borrowing Base" shall be amended in its entirety:

        "Borrowing Base" shall mean an amount equal to the difference between
(A) the sum of (i) eighty-five percent (85%) of Eligible Receivables, (ii) for the period from January 1 through October 31 of each year, fifty-five percent (55%) of the Book Value of Eligible Inventory and (iii) for the period from November 1 through December 31 of each year, sixty percent (60%) of the Book Value of Eligible Inventory and, (B) the sum of (i) Unreimbursed Draws and Undrawn Letter of Credit Availability (in each case in the aggregate with respect to all such unreimbursed or undrawn letters of credit) and (ii) such reserves as the Administrative Agent, in its sole discretion, exercised reasonably may deem appropriate.

        2. The first two sentences of Section 2.08(f) shall be deleted and replaced by the following sentence to read in its entirety as follows:

                "(f) From and after the Closing Date until the Termination Date, the Borrower shall pay to the Administrative Agent, a letter of credit fee (the "Letter of Credit Fee") at a rate equal to one and one-half percent (1 1/2%) per annum on the average daily outstanding balance of issued and outstanding Letters of Credit for the immediately preceding month payable in arrears and outstanding Letters of Credit for the immediately preceding month payable in arrears on the first day of each succeeding month."
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        3. This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

        4. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                        SUN TELEVISION AND APPLIANCES, INC.

                                        By: /s/ Steven A. Martin
                                           --------------------------------
                                          Name: Steven A. Martin
                                          Title: Executive Vice President/
                                                 Chief Financial Officer


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        individually and as Administrative Agent

                                        By: /s/ Cyril A. Prince
                                           --------------------------------
                                          Name: Cyril A. Prince
                                          Title: Vice President


                                        NATIONAL CITY COMMERCIAL FINANCE,
                                        INC., individually and as Co-Agent

                                        By: /s/ John P. Dunn
                                           --------------------------------
                                          Name: John P. Dunn
                                          Title: Vice President


                                        IBJ SCHRODER BANK & TRUST COMPANY

                                        By: /s/ Wing C. Louie
                                           --------------------------------
                                          Name: Wing C. Louie
                                          Title: Vice President

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                                         NATIONAL BANK OF CANADA

                                         By: /s/ Douglas K. Wingart
                                             -----------------------------------
                                             Name:  Douglas K. Wingart
                                             Title: Vice President

                                         SIGNET BANK

                                         By: /s/ John D. Scott
                                             -----------------------------------
                                             Name:  John D. Scott
                                             Title: Vice President

                                         BANKAMERICA BUSINESS CREDIT

                                         By: /s/ Lisa Palmieri
                                             -----------------------------------
                                             Name:  Lisa Palmieri
                                             Title: Senior Account Executive